                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Thermadyne Holdings Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                        THERMADYNE HOLDINGS CORPORATION
                        101 SOUTH HANLEY ROAD, SUITE 300
                           ST. LOUIS, MISSOURI 63105
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 4, 1998
                             ---------------------

     Notice is hereby given that the Annual Meeting of Stockholders of Thermadyne Holdings Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, November 4, 1998, at 10:00 a.m., local time, at the offices of Victor Equipment Company, 2800 Airport Rd., Denton, Texas 76202, for the following purposes:

          1. To elect seven directors;

          2. To consider and act upon a proposal to approve the Thermadyne Holdings Corporation Bonus Plan;

          3. To consider and act upon a proposal to approve the Thermadyne Holdings Corporation Management Incentive Plan;

          4. To consider and act upon a proposal to approve the Thermadyne Holdings Corporation 1998 Non-Employee Directors Stock Option Plan; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 1, 1998, as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. A list of such stockholders will be maintained at the offices of Victor Equipment Company, 2800 Airport Rd., Denton, Texas 76202, during the ten-day period prior to the date of the meeting and will be available for inspection by stockholders, for any purpose germane to the meeting, during ordinary business hours.

     We hope you will be represented at the meeting by signing, dating and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important and the Board of Directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting.

                                            By Order of the Board of Directors,

                                            STEPHANIE N. JOSEPHSON
                                            Corporate Secretary

October 6, 1998

     IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE PROMPTLY SIGNED, DATED AND RETURNED IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                        THERMADYNE HOLDINGS CORPORATION
                        101 SOUTH HANLEY ROAD, SUITE 300
                           ST. LOUIS, MISSOURI 63105
                                 (314) 721-5573
                             ---------------------

                                PROXY STATEMENT
                                OCTOBER 6, 1998
                             ---------------------

                              GENERAL INFORMATION

     This Proxy Statement is being sent by the Board of Directors of Thermadyne Holdings Corporation, a Delaware corporation (the "Company"), to the holders of common stock, par value $.01 per share, of the Company (the "Common Stock"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on Wednesday, November 4, 1998, at the offices of Victor Equipment Company, 2800 Airport Rd., Denton, Texas 76202, and at any and all adjournments thereof.

     A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Corporate Secretary of the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder's directions if the proxy is duly executed and received by the Company prior to the Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the seven director nominees recommended by the Board of Directors, FOR the approval of the Thermadyne Holdings Corporation Bonus Plan, FOR the approval of the Thermadyne Holdings Corporation Management Incentive Plan, FOR the Thermadyne Holdings Corporation 1998 Non-Employee Directors Stock Option Plan and in accordance with the discretion of the named attorneys-in-fact on other matters, if any, properly brought before the Annual Meeting.

     The expense of preparing, printing and mailing this Proxy Statement and of soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited in person, or by telephone, facsimile transmission or otherwise by officers, directors and regular employees of the Company, none of whom will receive additional compensation for those services. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date and will provide reimbursement for the cost of forwarding those materials in accordance with customary practice. Your cooperation in promptly signing, dating and returning the enclosed proxy card will help to avoid additional expense.

     As of October 1, 1998, the Company had 3,236,898 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on October 1, 1998, will be entitled to notice of, and to vote at, the Annual Meeting.

     This Proxy Statement and the enclosed proxy card are first being mailed to stockholders of the Company on or about October 6, 1998.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                         AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of October 1, 1998, certain information regarding the ownership of Common Stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) by each director or director nominee of the Company, (iii) by each executive officer named in the Summary Compensation Table (see "Executive and Director Compensation -- Summary Compensation Table") and (iv) by all current directors and executive officers of the Company as a group. Other than as set forth below, no director, director nominee or executive officer of the Company is the beneficial owner of any shares of Common Stock. The Company believes that, unless otherwise noted, each person shown in the following table has sole voting and sole investment power with respect to the shares indicated.

                                                               BENEFICIAL OWNERSHIP
                                                                  OF COMMON STOCK
                                                              -----------------------
                                                              NUMBER OF    PERCENT OF
                  NAME OF BENEFICIAL OWNER                     SHARES       CLASS(1)
                  ------------------------                    ---------    ----------
DLJ Merchant Banking Partners II, L.P. and related
  investors(2)(3)...........................................  2,962,124       82.5%
Magten Asset Management Corp.
  35 East 21st Street
  New York, NY 10010(4).....................................    267,339        8.3%
Randall E. Curran(5)........................................     59,566        1.8%
James H. Tate(6)............................................     19,660          *
Peter T. Grauer(7)..........................................         --          *
William F. Dawson, Jr.(7)...................................         --          *
John F. Fort III(8).........................................      3,000          *
Harold A. Poling(8).........................................      3,000          *
Lawrence M.v.D. Schloss(7)..................................         --          *
Stephanie N. Josephson(9)...................................     12,430          *
Thomas C. Drury(10).........................................      9,860          *
Robert D. Maddox(11)........................................     10,428          *
All directors and executive officers as a group (10
  persons)(7)(12)...........................................    117,944        3.6%

---------------

  *  Represents less than 1 percent.

 (1) Based on 3,236,898 shares of Common Stock outstanding and calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 (2) Includes 353,428 shares of Common Stock issuable upon the exercise of warrants.

 (3) Consists of shares held directly by the following investors related to DLJ Merchant Banking Partners II, L.P. ("DLJMB"): DLJ Offshore Partners II, C.V. ("Offshore"), a Netherlands Antilles limited partnership, DLJ Diversified Partners, L.P. ("Diversified"), a Delaware limited partnership, DLJMB Funding II, Inc. ("Funding"), a Delaware corporation, DLJ Merchant Banking Partners II-A, L.P. ("DLJMBPIIA"), a Delaware limited partnership, DLJ Diversified Partners-A, L.P. ("Diversified A"), a Delaware limited partnership, DLJ Millennium Partners, L.P. ("Millennium"), a Delaware limited partnership, DLJ Millennium Partners-A, L.P. ("Millennium A"), a Delaware limited partnership, DLJ EAB Partners, L.P. ("EAB"), a Delaware limited partnership, UK Investment Plan 1997 Partners ("UK Partners"), a Delaware partnership, DLJ First ESC L.P. ("DLJ First ESC"), a Delaware limited partnership, and DLJ ESC II, L.P. ("DLJ ESC II"), a Delaware limited partnership. The address of each of DLJMB, Diversified, Funding, DLJMBPIIA, Diversified A, Millennium, Millennium A, EAB, DLJ First ESC and DLJ ESC II is 277 Park Avenue, New York, New York 10172. The address of Offshore is John B. Gorsiraweg 14, Willemstad, Curacao, Netherlands Antilles. The address of UK Partners is 2121 Avenue of the Stars, Fox Plaza, Suite 3000, Los Angeles, California 90067.

 (4) The following information is based on a Schedule 13D, dated July 25, 1996, as amended on September 25, 1996, on February 12, 1998, on March 9, 1998, and on June 10, 1998, filed with the Securities and Exchange Commission (the "Commission") by Magten Asset Management Corp. ("Magten"), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). Magten has (i) shared voting power over 227,897 of the shares and no voting power over 39,442 of the shares and (ii) shared investment power over all 267,339 shares.

 (5) Includes 9,939 shares of Common Stock issuable to Mr. Curran upon the exercise of vested stock options or stock options that will vest within 60 days.

 (6) Includes 5,168 shares of Common Stock issuable to Mr. Tate upon the exercise of vested stock options or stock options that will vest within 60 days.

 (7) Messrs. Grauer, Dawson and Schloss are officers of DLJ Merchant Banking II, Inc. ("DLJMB II Inc."), the general partner of DLJMB. Share data shown for such individuals excludes shares shown as held by DLJMB and affiliated funds and entities (the "DLJMB Funds"), as to which such individuals disclaim beneficial ownership.

 (8) All of the shares shown represent shares of Common Stock issuable upon the exercise of vested stock options following stockholder approval of the 1998 Non-Employee Directors Stock Option Plan, the plan under which such options were granted.

 (9) Includes 1,060 shares of Common Stock issuable to Ms. Josephson upon the exercise of vested stock options or stock options that will vest within 60 days.

(10) Includes 1,060 shares of Common Stock issuable to Mr. Drury upon the exercise of vested stock options or stock options that will vest within 60 days.

(11) Includes 1,060 shares of Common Stock issuable to Mr. Maddox upon the exercise of vested stock options or stock options that will vest within 60 days.

(12) Includes 24,287 shares of Common Stock issuable upon the exercise of vested stock options or stock options that will vest within 60 days.

CHANGES IN CONTROL OF REGISTRANT

     On May 22, 1998, the Company and DLJMB consummated (i) the merger (the "Merger") of Mercury Acquisition Corporation, an affiliate of the DLJMB Funds, with and into the Company and (ii) the associated recapitalization of the Company (collectively, the "Recapitalization"). The DLJMB Funds acquired approximately 80.6% of the outstanding Common Stock pursuant to such transactions.

     The transactions were financed by (i) approximately $355 million of proceeds from a new senior secured loan facility (the "New Credit Facility") entered into among Thermadyne Mfg. LLC, a subsidiary of the Company ("Thermadyne LLC"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), as arranger, DLJ Capital Funding, Inc., as syndication agent, ABN AMRO Bank N.V., Chicago Branch, as administrative agent, Societe Generale, as documentation agent, and the other lenders party thereto, (ii) $94.6 million of proceeds from the issuance by the Company of its 12 1/2% Senior Discount Debentures due 2008 (the "Debentures"), (iii) $205.4 million of proceeds from the issuance by Thermadyne LLC and Thermadyne Capital Corporation, a subsidiary of Thermadyne LLC, of 9 7/8% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes") and (iv) approximately $140 million of proceeds from the issuance by the Company of Common Stock, preferred stock and warrants to the DLJMB Funds.

                                (PROPOSAL NO. 1)

                     PROPOSAL FOR THE ELECTION OF DIRECTORS

     Action will be taken at the Annual Meeting for the election of seven directors for terms expiring at the 1999 annual meeting of stockholders. The persons named below, each of whom currently serves as a director of the Company, have been nominated for election as directors. It is intended that the attorneys-in-fact named in the proxy card will vote FOR the election of the seven nominees listed below, unless instructions to the contrary are given therein. These nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any or all of the nominees, it is intended that the attorneys-in-fact will vote FOR such substitute nominee(s) as the Board of Directors may designate. All directors elected at the Annual Meeting will hold office until their respective successors are elected and qualified.

DIRECTOR NOMINEES

Randall E. Curran, Age 44
Chairman of the Board, President
and Chief Executive Officer

     Mr. Curran has been a Director of the Company since February 1994 and was elected Chairman of the Board and Chief Executive Officer of the Company in February 1995, having previously served as President of the Company from August 1994 and as Executive Vice President and Chief Operating Officer of the Company from February 1994. From 1986 to 1992, Mr. Curran was Chief Financial Officer of the Company and/or its predecessors. Prior to 1986, Mr. Curran held various executive positions with Cooper Industries, Inc. Mr. Curran presently serves on the board of directors of Insilco Holding Co. and the Whitfield School.

James H. Tate, Age 51
Director, Senior Vice President and Chief Financial Officer

     Mr. Tate has been a Director of the Company since October 1995. He was elected Senior Vice President and Chief Financial Officer of the Company in February 1995, having previously served as Vice President of the Company and Vice President and Chief Financial Officer of the Company's subsidiaries since April 1993. Prior to joining the Company, Mr. Tate was employed by the accounting firm of Ernst & Young LLP for eighteen years, the last six of which he was a partner. Mr. Tate currently serves on the board of directors of Rowe International, Inc.

Peter T. Grauer, Age 52
Director

     Mr. Grauer has been a Director of the Company since May 1998. Mr. Grauer has been a Managing Director of DLJMB II Inc. (and its predecessor) since September 1992. Mr. Grauer is a director of Doane Products Co., Total Renal Care Holdings, Inc., DecisionOne Holdings Corp., Nebco Evans Holding Company, Ameriserve Food Distribution, Inc. and Bloomberg, Inc.

William F. Dawson, Jr., Age 34
Director

     Mr. Dawson has been a Director of the Company since May 1998. Mr. Dawson has been a Principal of DLJMB II Inc. since August 1997. From December 1995 to August 1997, he was a Senior Vice President in DLJSC's High Yield Capital Markets Group. Prior thereto Mr. Dawson was a Vice President in the Leveraged Finance Group within DLJSC's Investment Banking Group. Mr. Dawson serves as a director of Von Hoffmann Corporation and Insilco Holding Co.

John F. Fort III, Age 56
Director

     Mr. Fort has been a Director of the Company since May 1998. Mr. Fort retired as Chairman of the Board of Tyco International Ltd. in January of 1993. In 1964, after receiving degrees in Aeronautical Engineering and Industrial Management from Princeton and the MIT Sloan School, respectively, he joined the Simplex Wire & Cable Company (now a subsidiary of Tyco). Mr. Fort held a broad range of positions throughout his thirty years at Tyco. He currently holds directorships at Tyco International Ltd., Dover Corporation and Roper Industries. He is an active participant on advisory boards at MIT, Princeton University, Full Circle Investments and the Appalachian Mountain Club.

Harold A. Poling, Age 72
Director

     Mr. Poling has been a Director of the Company since May 1998. Mr. Poling retired as Chairman of the Board and Chief Executive Officer of Ford Motor Company on January 1, 1994, a position he held since 1990. Mr. Poling is a director of Shell Oil Company, Flint Ink Corporation, the Kellogg Company, Karrington Health, Inc. and Meritor Automotive, Inc. He is a member of the DLJ Executive Advisory Board and a member of the VIAG International Board. Mr. Poling is a director of the Monmouth (Ill.) College Senate and a member of the Dean's Advisory Council for the Indiana University School of Business. He was national chairman of Indiana University's Annual Fund campaigns from 1986-88.

Lawrence M.v.D. Schloss, Age 44
Director

     Mr. Schloss has been a Director of the Company since May 1998. Mr. Schloss has been the Managing Partner of DLJMB II Inc. since November 1995. Prior to November 1995, he was the Chief Operating Officer and a Managing Director of DLJ Merchant Banking, Inc. Mr. Schloss currently serves as Chairman of the Board of McCulloch Corporation and as a director of Wilson Greatbatch, Inc. and DecisionOne Holdings Corp. Mr. Schloss has previously served as a director of GTECH Corporation, Krueger International, Inc., OSi Specialties, Inc. and MPB Corporation.

ARRANGEMENTS RELATING TO THE ELECTION OF DIRECTORS

     Pursuant to an Investors' Agreement (the "Investors' Agreement") dated May 22, 1998, entered into by and among the Company, the DLJMB Funds and the senior executive officers of the Company (including Messrs. Curran and Tate), each stockholder party thereto has agreed to vote shares of Common Stock owned by such stockholder in order to ensure that the Board of Directors of the Company will consist of Messrs. Curran and Tate, so long as they are employed by the Company, and at least five directors designated by DLJMB.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE INDIVIDUALS NOMINATED FOR ELECTION AS DIRECTORS

             GENERAL INFORMATION CONCERNING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

     The Board of Directors of the Company met on six occasions during fiscal 1997. The Delaware General Corporation Law provides that the Board of Directors, by resolution adopted by a majority of the entire Board, may designate one or more committees, each of which shall consist of one or more directors. The Board of Directors has established an Audit Committee and a Compensation Committee. In connection with the Recapitalization and the resulting change in majority ownership of the Company, Messrs. Grauer, Dawson, Fort, Poling and Schloss were elected to the Board of Directors, replacing the then current outside directors. The only current directors of the Company who were also directors during fiscal year 1997 are Messrs. Curran and Tate, each of whom attended at least 75% of the meetings of the Board of Directors held during the period for which he was a director and the meetings of the committee or committees on which he served during such period.

     Audit Committee. The Audit Committee is responsible for providing general oversight with respect to the accounting principles employed in the Company's financial reporting. The Audit Committee meets periodically with the Company's principal financial and accounting officers and independent public accountants to review the scope of auditing procedures and the Company's policies relating to internal auditing and accounting procedures and controls. The Audit Committee met three times last year. The current members of the Audit Committee are Messrs. Dawson, Poling and Schloss. Messrs. Curran and Tate are entitled to attend meetings of the Audit Committee in an ex officio capacity.

     Compensation Committee. The Compensation Committee (i) determines the annual salary and bonus and reviews the amount of remuneration in stock options of the Company's senior executives, (ii) reviews the operation of the Company's executive compensation programs, and (iii) establishes and periodically reviews policies in the area of management benefits. None of the members of the Compensation Committee may be officers or employees of the Company. The Compensation Committee met three times last year. The current members of the Compensation Committee are Messrs. Grauer, Fort and Dawson. Messrs. Curran and Tate are entitled to attend meetings of the Compensation Committee in an ex officio capacity.

                      EXECUTIVE AND DIRECTOR COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth information in respect of the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1997, 1996 and 1995. Each of the Named Executive Officers entered into a new employment agreement with the Company in connection with the Recapitalization. See "-- Post-Recapitalization Employment Arrangements -- Employment Contracts."

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                         ------
                                               ANNUAL COMPENSATION     SECURITIES
                                               --------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION(S)          YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)(1)
------------------------------          ----   ---------   --------   ------------   ------------------
Randall E. Curran.....................  1997    517,847    538,400       30,600            33,807
  Chairman of the Board, President      1996    498,921    385,050       91,000             8,008
  and Chief Executive Officer(2)        1995    482,919    409,116       65,000             7,728
James H. Tate.........................  1997    275,093    188,614       27,000            18,039
  Director, Senior Vice President       1996    241,012    169,114       36,000             7,403
  and Chief Financial Officer(3)        1995    221,454    158,965       20,000             3,991
Stephanie N. Josephson................  1997    168,719     84,625       10,000            10,210
  Vice President, General Counsel       1996    129,573     70,208        6,000             6,489
  and Corporate Secretary(4)            1995    100,127     44,760       25,000             3,024
Thomas C. Drury.......................  1997    132,206     66,479       10,000             7,444
  Vice President -- Human               1996    107,115     53,708        6,000             5,982
  Resources(5)                          1995     92,557     32,669       25,000             4,160
Robert D. Maddox......................  1997    134,254     67,417        5,000             7,749
  Vice President -- Controller(6)       1996    113,658     60,055        6,000             6,272
                                        1995     98,039     36,556       10,000             4,378

---------------

(1) All other compensation includes group life insurance premiums paid by the Company and contributions made on behalf of the Named Executive Officers to the Company's 401(k) retirement and profit sharing plan. The amount of insurance premiums paid and 401(k) contributions made on behalf of the Named Executive Officers for fiscal 1997 are as follows: Mr. Curran, $3,978 and $29,829, respectively; Mr. Tate, $2,544 and $15,495, respectively; Ms. Josephson, $1,138 and $9,072, respectively; Mr. Drury, $361 and $7,083, respectively; and Mr. Maddox, $254 and $7,495, respectively.

(2) Mr. Curran was elected Chairman of the Board and Chief Executive Officer of the Company effective as of February 23, 1995, having previously served as President of the Company from August 1994 and as Executive Vice President and Chief Operating Officer of the Company from February 1994.

(3) Mr. Tate was elected Senior Vice President and Chief Financial Officer of the Company effective as of February 23, 1995, having previously served as Vice President of the Company and as Chief Financial Officer of the Company's subsidiaries. Mr. Tate was elected as a director of the Company on October 26, 1995.

(4) Ms. Josephson was elected Corporate Counsel and Corporate Secretary of the Company on March 7, 1995, and was elected Vice President and General Counsel of the Company on April 26, 1995.

(5) Mr. Drury was elected Vice President -- Human Resources of the Company on March 7, 1995.

(6) Mr. Maddox was elected Controller of the Company on June 1, 1992, Vice President -- Controller of Thermadyne Industries, Inc. on April 1, 1995, and Vice President -- Controller of the Company on April 18, 1996.

     The following table sets forth certain information related to stock options granted to the Named Executive Officers in 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                                  --------------------------------------------
                                    NUMBER OF       PERCENT OF
                                   SECURITIES     TOTAL OPTIONS                                GRANT DATE
                                   UNDERLYING       GRANTED TO     EXERCISE OR                   PRESENT
                                     OPTIONS       EMPLOYEES IN    BASE PRICE    EXPIRATION       VALUE
              NAME                GRANTED(#)(1)   FISCAL YEAR(%)     ($/SH)         DATE         ($)(2)
              ----                -------------   --------------   -----------   ----------   -------------
Randall E. Curran...............     30,600            14.1          26.875      02/05/07        491,742
James H. Tate...................     27,000            12.4          26.875      02/05/07        433,890
Stephanie N. Josephson..........     10,000             4.6          26.875      02/05/07        160,700
Thomas C. Drury.................     10,000             4.6          26.875      02/05/07        160,700
Robert D. Maddox................      5,000             2.3          26.875      02/05/07         80,350

---------------

(1) The options to purchase Common Stock were granted under the Company's 1993 Management Option Plan or the Company's 1996 Employee Stock Option Plan and become exercisable in five equal annual installments commencing on the first anniversary of the date of grant. None of these options are currently outstanding. See "-- Fiscal Year-End Option Values."

(2) The grant date present value of each option grant was determined using a variation of the Black-Scholes option pricing model. The estimated values presented are based on the following assumptions made as of the time of grant: an expected dividend yield of 0%; an expected option term of 10 years; volatility of .339 (based on historical stock price observations just prior to each grant); and a risk-free rate of 6.72%. The actual value that the Named Executive Officers realized from the exercise of the options was the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. See "-- Fiscal Year-End Option Values."

     The following table provides information related to the number and value of options held by the Named Executive Officers at the end of 1997. On December 31, 1997, the closing sale price of Common Stock on NASDAQ was $29.50. No Named Executive Officer exercised any options during 1997.

                         FISCAL YEAR-END OPTION VALUES

                                         NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                          AT FISCAL YEAR-END                    AT FISCAL YEAR-END
                                  ----------------------------------    ----------------------------------
              NAME                EXERCISABLE(#)    UNEXERCISABLE(#)    EXERCISABLE($)    UNEXERCISABLE($)
              ----                --------------    ----------------    --------------    ----------------
Randall E. Curran...............     244,200            142,400           4,139,725          1,574,850
James H. Tate...................      53,700             67,800             893,975            624,275
Stephanie N. Josephson..........      11,200             29,800             177,975            328,775
Thomas C. Drury.................      11,200             29,800             177,975            328,775
Robert D. Maddox................       5,200             15,800              81,225            170,525

     As of May 22, 1998, the effective time of the Merger, all outstanding options to acquire shares of Common Stock granted to employees and directors (excluding shares subject to purchase under the Company's Employee Stock Purchase Plan), whether vested or not (the "Options"), including those options set forth on the tables above, were cancelled, and the holders of such Options received a cash payment in an amount equal to the product of (x) the excess, if any, of $34.50 over the exercise price of such Option multiplied by (y) the number of shares of Common Stock subject to such Option. Cash payments of $7,647,575, $2,125,750, $711,750, $711,750 and $356,750 were paid to Mr. Curran,
Mr. Tate, Ms. Josephson, Mr. Drury and Mr. Maddox, respectively, in connection with the cancellation of their Options.

POST-RECAPITALIZATION EMPLOYMENT ARRANGEMENTS

     Employment Contracts. On May 22, 1998, in connection with the Merger, Messrs. Curran, Tate, Drury and Maddox and Ms. Josephson entered into employment agreements with the Company and its subsidiaries. All five employment agreements terminate on May 22, 2001; however, such agreements automatically renew for an additional year on each May 22 so that a new three-year term begins upon each extension (unless the agreements are earlier terminated as provided therein). Messrs. Curran, Tate, Drury and Maddox and Ms. Josephson serve in their current executive capacities with the Company as a requirement of their respective employment agreements.

     Messrs. Curran, Tate, Drury and Maddox and Ms. Josephson are entitled to annual base salaries (subject to increase at the Board of Directors' discretion) of $538,400, $290,175, $145,000, $145,000 and $175,000, respectively. In addition, Messrs. Curran, Tate, Drury and Maddox and Ms. Josephson are eligible to participate in an annual bonus plan providing for an annual bonus opportunity of not less than 100%, 75%, 55%, 55% and 55%, respectively, of such executive's base salary. Each executive is also entitled to such benefits as are customarily provided to the executives of the Company and its subsidiaries. All five executives are required to devote all their business time and attention to the business of the Company and its subsidiaries.

     Each employment agreement provides that if the executive's employment ceases as a result of disability or death, the executive or the executive's estate, heirs or beneficiaries, as the case may be, will continue to receive the executive's then current salary for a period of 24 months from the date of his or her disability or death. If the executive's employment is terminated by the Company for Cause (as defined in the employment agreement) or voluntarily by the executive for any reason other than death, disability or upon a constructive termination (which includes, among other things, reduction of compensation, title, position or duties) the executive will not be entitled to receive compensation or unaccrued benefits after the date of termination. If the executive's employment is terminated by the Company without Cause or is terminated by the executive upon a constructive termination, the executive will continue to receive his or her then current salary and other benefits provided by the agreement during the unexpired term of the agreement.

     Direct Investment Program. In May 1998, in connection with the Merger, certain members of senior management were offered the opportunity to purchase shares of Common Stock through the Thermadyne Holdings Corporation Direct Investment Program (the "Investment Program"). The following table set forth the number of shares of Common Stock purchased by each Named Executive Officer participating in the Investment Program.

                      DIRECT INVESTMENT PROGRAM PURCHASES

                           NAME                              NUMBER OF SHARES(1)
                           ----                              -------------------
Randall E. Curran..........................................        49,274
James H. Tate..............................................        14,492
Stephanie N. Josephson.....................................        11,370
Thomas C. Drury............................................         8,800
Robert D. Maddox...........................................         9,368

---------------

(1) All such shares were purchased at $34.50 per share.

     In connection with the Merger, a portion of the funds required to purchase the shares under the Investment Program were provided through loans made by the Company. Messrs. Curran, Tate, Maddox and Drury and Ms. Josephson received secured, non-recourse loans from the Company in the amount of $1,249,890, $367,606, $237,630, $223,222 and $288,413, respectively. The loans bear interest at the rate of 5.69% per annum and are due in full on May 22, 2006. Upon the termination of the participant's employment with the Company, other than as a result of the participant's death, any outstanding loan will become due and payable.

     Management Incentive Plan. In May 1998, in connection with the Merger, subject to stockholder approval thereof, the Board of Directors adopted the Management Incentive Plan, which provides for the granting of up to 500,000 shares of Common Stock to certain officers and employees of the Company. In connection with the Merger, subject to stockholder approval of the Management Incentive Plan, options to purchase approximately 322,966 shares of Common Stock were granted to certain officers and employees of the Company at an exercise price of $34.50 per option share. Pursuant to the terms of the Management Incentive Plan, options granted to certain members of senior management provide for both a "Time Vesting Option" and a "Cliff Vesting Option." Under the Time Vesting Option, the option vests and is exercisable with respect to twenty percent of the shares subject to the option on the day it was granted. Then, on each of the first five anniversaries from that date the Time Vesting Option was granted, an additional sixteen percent of the shares subject to the option vests and becomes exercisable as long as the option recipient is still employed by the Company or its subsidiaries. The Cliff Vesting Option becomes vested and exercisable with respect to twenty percent of the shares on the thirtieth day after the availability of the audited financial statements for each of the fiscal years ended December 31, 1998 through December 31, 2003, provided that the option recipient is still employed by the Company or its subsidiaries, and further provided, that the targeted implied common equity value of the Company was met for each such fiscal year. If the targeted implied common equity value of the Company is not attained for any of the fiscal years ending on or before December 31, 2002, the Cliff Vesting Option will be treated as vested and exercisable if the target is attained for the subsequent year as long as the option recipient is still employed by the Company or its subsidiaries. If, after eight years from receipt of the Cliff Vesting Option, all shares subject to such option have not vested, such shares shall become fully vested and exercisable as long as the option recipient is still employed by the Company or its subsidiaries.

     The following table sets forth the number of shares of Common Stock issuable upon the exercise of options granted to each Named Executive Officer under the Management Incentive Plan, following the approval of such plan by the stockholders of the Company.

                    MANAGEMENT INCENTIVE PLAN OPTION GRANTS

                                                                NUMBER OF
                            NAME                              OPTION SHARES
                            ----                              -------------
Randall E. Curran...........................................     99,397
James H. Tate...............................................     51,686
Stephanie N. Josephson......................................     10,603
Thomas C. Drury.............................................     10,603
Robert D. Maddox............................................     10,603

     For a further description of the Management Incentive Plan, see "Proposal No. 3 -- Proposal to Adopt the Thermadyne Holdings Corporation Management Incentive Plan."

     Other Employment Related Programs. Pursuant to the Bonus Plan, the Named Executive Officers are eligible to receive a bonus which is based upon the Company's achievement of its profit goals. For a more complete description of the Bonus Plan, see "Proposal No. 2 -- Proposal to Adopt the Thermadyne Holdings Corporation Bonus Plan."

PRE-RECAPITALIZATION EMPLOYMENT ARRANGEMENTS

     Employment Contracts. On November 1, 1996, Messrs. Curran and Tate entered into amended and restated employment agreements with the Company and its subsidiaries. Such agreements were terminated in connection with the Merger. Under such agreements, Messrs. Curran and Tate were entitled to annual base salaries (subject to increase at the Board of Directors' discretion) of $538,400 and $290,175, respectively, in addition to an annual bonus opportunity of not less than 100% and 75%, respectively, of such executive's base salary and such benefits as are customarily provided to the executives of the Company and its subsidiaries.

     Each employment agreement provided that if the executive's employment ceases as a result of disability or death, he or his estate, heirs or beneficiaries, as the case may be, will continue to receive the executive's then current salary for a period of 18 months from the date of his disability or death. If the executive's employment is terminated by the Company for any reason other than death, disability or for cause (as defined in the employment agreement), or if the executive terminates his employment upon the failure of the Company to comply with the terms of the employment agreement, the executive will continue to receive his then current salary and any other benefits provided by the agreement through the later to occur of the termination date of the agreement or 18 months from the date of termination of the executive's employment.

     Other Employment Related Contracts. In July 1996, the Company entered into Change of Control Agreements with certain officers of the Company, including the Named Executive Officers. Such Change of Control Agreements were terminated in connection with the Merger. The Change of Control Agreements provided for a payment equal to the greater of (i) two times such executive's then current annual compensation (as defined) or (ii) 2.99 times the average of such executive's income as reported to the Internal Revenue Service for the immediately preceding five years and the immediate vesting of all of the executive's unvested stock options upon the termination without cause (as defined) or constructive termination without cause (as defined) of the executive's employment within three years of a change of control (as defined).

     In August 1996, the Company entered into Employment Retention Agreements with certain officers and other employees of the Company, including the Named Executive Officers. With respect to the Named Executive Officers, such Employment Retention Agreements were terminated in connection with the Merger. These agreements contained restrictive covenants that prohibited the executive from rendering services or advice to, or being employed by, certain specified competitors of the Company for a period of two years after the date of such agreements. As compensation for entering into these agreements and in accordance with the terms thereof, the Company granted to each of the executives stock options to acquire 1,000 shares of Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee of the Board of Directors served as an officer or employee of the Company or any of its subsidiaries during fiscal year 1997.

COMPENSATION OF DIRECTORS

     Post-Recapitalization Compensation Arrangements. Other than Messrs. Curran, Tate, Dawson, Schloss and Grauer, for periods following the Merger, each director of the Company is entitled to receive a $12,000 annual retainer plus a $1,000 fee for each regular meeting of the Board of Directors attended and a $500 fee for each meeting of a board committee attended. Additionally, certain non-employee directors (as described in the 1998 Non-Employee Directors Stock Option Plan) are eligible to receive options under the 1998 Non-Employee Directors Stock Option Plan. See "Proposal No. 4 -- Proposal to Adopt the Thermadyne Holdings Corporation 1998 Non-Employee Directors Stock Option Plan." Directors also are reimbursed for all reasonable travel and other expenses of attending meetings of the Board of Directors or committees of the Board of Directors.

     Pre-Recapitalization Compensation Arrangements. Prior to the Merger, each director of the Company, other than Messrs. Curran and Tate, received a $12,000 annual retainer plus a $1,000 fee for each regular meeting of the Board of Directors attended and a $500 fee for each meeting of a board committee attended (other than meetings of the Executive Committee, for which members of the committee other than Charles F. Moran, a former director of the Company, received a fee of $750). In addition to those fees, Mr. Moran, as the Chairman of the Executive Committee, received aggregate compensation of $60,000 for services he provided during the twelve-month period ending February 28, 1997. For the period ending February 28, 1998, Mr. Moran received aggregate compensation of $60,000 for services provided by him in his capacity as Chairman of the Executive Committee during such period. Directors were also reimbursed for all reasonable travel and other expenses of attending meetings of the Board of Directors or committees of the Board of Directors.

     On November 1, 1997, the Board of Directors granted options to purchase 1,000 shares of Common Stock to the following former directors of the Company:
Messrs. Fletcher L. Byrom, Henry L. Druker, Richard L. Berger and Moran.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for reviewing the Company's compensation arrangements with the Company's senior executive officers (including the Named Executive Officers). The current members of the Compensation Committee consist of directors elected following the consummation of the Merger. During fiscal year 1997 the Company's compensation program was administered by the Compensation Committee as previously constituted. In addition, in connection with the Merger certain compensation and investment arrangements were implemented based on negotiations with DLJMB. The principal elements of the Company's 1997 executive compensation program consisted of base salaries, the opportunity for annual cash bonuses based on the Company's financial performance, equity-based compensation in the form of stock options and the opportunity to participate in a stock purchase program and other customary fringe benefits.

  Philosophy

     The Compensation Committee believes that all executive officers of the Company, including the Chief Executive Officer, should be compensated on a competitive basis with other manufacturing companies of comparable size in sales and earnings. The Compensation Committee's primary objectives with respect to executive compensation are expected to remain substantially the same as those of the Compensation Committee as previously constituted: to establish a total compensation program that provides base salaries in a competitive range, bonus opportunities that will reward above-average performance with above-average pay, and equity-based incentives designed to enhance the profitable growth of the Company and the value of its Common Stock and align management and stockholder interests.

  Base Salaries

     For 1997, the Company's executive officers received base salaries in accordance with recommendations of the Compensation Committee. In connection with the Merger, the Company entered into Executive Employment Agreements with each of the Named Executive Officers. Mr. Curran's Employment Agreement provides for an annual base salary of $538,400, reviewable no less frequently than annually.

  Bonus Plans

     In 1997, the Company continued its previously established management bonus plans: the Executive Incentive Plan (the "Incentive Plan") and the President's Award Plan (the "President's Award Plan"). In February 1998, the President's Award Plan was terminated.

     The Incentive Plan provides bonus opportunities based on the Company's actual performance in consolidated EBITDA (earnings before interest, taxes, depreciation and amortization) and cash flow from operations compared to planned goals. Participants are eligible to receive a bonus, expressed as a percentage of base salary, with the amount of the bonus opportunity varying with the relative responsibilities of the participants. Under the Incentive Plan, if the established goals are met, each participant is entitled to receive 70% of the bonus opportunity, with the remaining 30% available to be granted at the Chief Executive Officer's discretion. For fiscal 1997, the Company achieved its planned financial goals. Based on that performance, Mr. Curran recommended, and the Compensation Committee approved, the award to substantially all the plan participants of the maximum bonuses for which they were eligible under the Incentive Plan.

     Under the President's Award Plan, if the Company, as a whole, attained its goals under the Incentive Plan, participants were eligible to earn additional bonuses of up to 50% of the participant's maximum potential award under the Incentive Plan based on EBITDA and operating cash flow performance of the particular operating unit to which the participant was assigned. The amount of the available bonus under the President's Award Plan was based on a sliding scale that took into account the operating group's performance above the established Incentive Plan financial goals for such operating group; accordingly, bonuses under the President's Award Plan were awarded only if the performance of an employee's operating group exceeded the financial goals established for such operating group under the Incentive Plan. The President's Award Plan was intended to provide a direct link between incentive compensation and those elements of the Company's financial performance over which a participant had significant control. For 1997, no bonuses were paid under the President's Award Plan.

  Stock Option and Stock Purchase Programs

     In fiscal 1997, the Company provided long-term compensation to its executive officers solely through the grant of stock options under the Company's 1993 Management Option Plan (the "Management Option Plan") and the Company's 1996 Employee Stock Option Plan (the "Employee Stock Option Plan"). During 1997, the Compensation Committee awarded options to acquire an aggregate of 151,000 shares of Common Stock to its senior executives (including the Named Executive Officers) pursuant to the Management Option Plan and the Employee Stock Option Plan. In determining the size of each stock option grant, the Compensation Committee took into account the number of shares held by such executive, and with respect to options for all executive officers other than the Chief Executive Officer, recommendations by Mr. Curran.

     The Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"), adopted in 1994, was intended to encourage the Company's executive officers and all other employees to increase their personal investments in the Common Stock, which is consistent with the Compensation Committee's goal of aligning management and stockholder interests. The Stock Purchase Plan entitled the Company's employees to purchase shares of Common Stock at 85% of the price at which the Common Stock traded in the open market during certain designated periods.

     In connection with the Merger, the Management Option Plan, the Employee Stock Option Plan and the Stock Purchase Plan were terminated. All outstanding options to acquire shares of Common Stock granted under the Management Option Plan and the Employee Stock Option Plan, whether vested or not, were cancelled, and the holders thereof received a cash payment in an amount equal to the product of (x) the excess, if any, of $34.50 over the exercise price of such cancelled option multiplied by (y) the number of shares of Common Stock subject to such cancelled option. All rights to purchase shares of Common Stock with previously withheld funds under the Stock Purchase Plan were terminated and participants in the Stock Purchase Plan received a cash payment in the amount equal to the product of the number of shares of Common Stock subject to purchase by each participant thereunder and $34.50.

     In connection with the Merger, subject to stockholder approval thereof, the Board of Directors adopted the Management Incentive Plan. Following the Merger, subject to stockholder approval thereof, the Board of Directors adopted the Bonus Plan and the 1998 Non-Employee Directors Stock Option Plan. The Bonus Plan provides bonus opportunities based on the Company's achievement of certain profit goals. See "Proposal No. 2 -- Proposal to Adopt the Thermadyne Holdings Corporation Bonus Plan." Under the Management Incentive Plan, options may be granted to certain employees of the Company who have been designated by a committee of the Board of Directors as participants in the plan. See "Proposal No. 3 -- Proposal to Adopt the Thermadyne Holdings Corporation Management Incentive Plan." Additionally, certain non-employee directors (as described in the 1998 Non-Employee Directors Stock Option Plan) are eligible to receive options under the 1998 Non-Employee Directors Stock Option Plan. See "Proposal No. 4 -- Proposal to Adopt the Thermadyne Holdings Corporation 1998 Non-Employee Directors Stock Option Plan."

  CEO Compensation

     In 1997, Mr. Curran's base salary was $538,400 pursuant to an employment agreement which was terminated in connection with the Merger. At the effective time of the Merger, the Company entered into a new Executive Employment Agreement with Mr. Curran which provides for an annual base salary of $538,400 and provides for his participation in an annual bonus opportunity of not less than 100% of his base salary. In addition, Mr. Curran was granted an option to purchase 30,600 shares of Common Stock in fiscal 1997 and in May 1998 was granted an option to purchase 99,397 shares of Common Stock in connection with the Merger. In establishing the total amount of Mr. Curran's option grants during 1997, the Compensation Committee took into consideration Mr. Curran's performance as Chief Executive Officer and the availability of options under the Management Option Plan and the Employee Stock Option Plan.

  Tax Considerations

     In formulating its compensation policies, the Compensation Committee considers the relevant provisions, including Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), that limit the deductibility of certain executive compensation and the consequences to the Company if the compensation paid to the Company's executive officers is not deductible.

                             COMPENSATION COMMITTEE

                                PETER T. GRAUER
                                JOHN F. FORT III
                             WILLIAM F. DAWSON, JR.

CORPORATE PERFORMANCE

     The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq Stock Market Index and the Standard & Poor's Midcap 400 Manufacturing (Specialized Industries) Index (the "S&P Midcap 400 Mfg Index") for the period from May 13, 1994 (the date of the Company's original listing after its 1994 restructuring) to December 31, 1997. The comparison assumes $100 was invested on May 13, 1994 in each of the Common Stock, the Nasdaq Stock Market Index, and the S&P Midcap 400 Mfg Index, and assumes compounded daily returns with reinvestment of dividends.

             COMPARISON OF TOTAL CUMULATIVE RETURN AMONG THERMADYNE HOLDINGS CORPORATION, THE NASDAQ STOCK MARKET INDEX (U.S. COMPANIES),
                        AND THE S&P MIDCAP 400 MFG INDEX
                 MAY 13, 1994-DECEMBER 31, 1997 (ANNUAL BASIS)

                                                       NASDAQ          S&P MIDCAP        THERMADYNE
               MEASUREMENT PERIOD                      STOCK            400 MFG           HOLDINGS
             (FISCAL YEAR COVERED)                  MARKET INDEX         INDEX          CORPORATION
5/13/94                                                     100.00            100.00            100.00
12/30/94                                                    105.77            111.24             91.67
12/29/95                                                    149.60            135.05            142.16
12/31/96                                                    183.97            171.01            223.53
12/31/97                                                    225.71            190.48            231.37

     The stock price performance depicted in the above graph is not necessarily indicative of future price performance of the Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     DLJ Capital Funding, Inc. received customary fees and reimbursement of expenses in connection with the arrangement and syndication of the New Credit Facility and as a lender thereunder. DLJSC also received customary fees in connection with the distribution of the Senior Subordinated Notes and the Debentures, and the offer to purchase and consent solicitation for the Company's outstanding senior notes and subordinated notes. Additionally, DLJ Bridge Finance, Inc. received customary fees in connection with its commitment to provide bridge financing in the event that the issuance of the Senior Subordinated Notes and the Debentures did not occur. The aggregate fees received by these DLJ entities for these services were approximately $20 million. In the opinion of management, the fees and other compensation provided to DLJ Capital Funding, Inc., DLJSC and DLJ Bridge Finance, Inc. reasonably reflect the benefits received by the Company.

     Pursuant to a letter agreement dated January 16, 1998 (the "Engagement Letter"), DLJMB engaged DLJSC to act as DLJMB's exclusive financial advisor with respect to the Merger and, following the Merger, to act as the Company's exclusive financial advisor for a period of five years (the "Engagement Period") with respect to the review and analysis of financial and structural alternatives available to the Company. Upon the consummation of the Merger, DLJMB's obligations under the Engagement Letter were assumed by the Company.

     As compensation for the services to be provided by DLJSC under the Engagement Letter, DLJSC received a fee of $4,000,000 upon the consummation of the Merger and is entitled to receive an annual advisory fee of $300,000, payable quarterly in equal installments of $75,000. DLJSC is also entitled to reimbursement for all of its out-of-pocket expenses incurred in connection with its engagement.

     During the Engagement Period, DLJSC is also entitled to act as the Company's exclusive financial advisor, sole placement agent, sole initial purchaser, sole managing underwriter or sole dealer-manager, as the case may be, with respect to any Transaction (as hereinafter defined) the Company determines to pursue. The term "Transaction" includes the following: (i) the sale, merger, consolidation or any other business combination, in one or a series of transactions, involving any portion of the business, securities or assets of the Company; (ii) the acquisition (and any related matters such as financings, divestitures, etc.) in one or a series of transactions, of all or a portion of the business, securities or assets of another entity or person; (iii) any recapitalization, refinancing, repurchase or restructuring of the Company's equity or debt securities or indebtedness or any amendments or modifications to the Company's debt securities or indentures whether or not in connection therewith, involving, by or on behalf of the Company, an offer to purchase or exchange for cash, property, securities, indebtedness or other consideration, or a solicitation of consents, waivers of authorizations with respect thereto; (iv) any spin-off, split-off or other extraordinary dividend of cash, securities or other assets to stockholders of the Company; or (v) any sale of securities of the Company effected pursuant to a private sale or an underwritten public offering.

     The Company has agreed to indemnify and hold harmless DLJSC and its affiliates, and the respective directors, officers, agents and employees of DLJSC and its affiliates (each, an "Indemnified Person") from and against any losses, claims, damages, judgments, assessments, costs and other liabilities and will reimburse such Indemnified Persons for all fees and expenses (including the reasonable fees and expenses of counsel) as they are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation arising out of or in connection with advice or services rendered or to be rendered by an Indemnified Person pursuant to the Engagement Letter, the transactions contemplated by the Engagement Letter or any Indemnified Person's action or inactions in connection with any such advice, services or transactions, other than liabilities or expenses that are determined by a judgment of a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct.

     The Engagement Letter makes available the resources of DLJSC concerning a variety of financial and operational matters. The services that have been and will continue to be provided by DLJSC could not otherwise be obtained by the Company without the addition of personnel or the engagement of outside professional advisors. In the opinion of management, the fees provided for under the Engagement Letter reasonably reflect the benefits received and to be received by the Company.

     Messrs. Grauer, Dawson and Schloss, directors of the Company, are officers of DLJMB II Inc., which is an affiliate of each of DLJMB, DLJSC, DLJ Capital Funding, Inc. and DLJ Bridge Finance, Inc.

     The Company has entered into the Investors' Agreement with the DLJMB Funds and the senior executive officers of the Company. The Investors' Agreement, among other things, contains provisions regarding the composition of the Board of Directors of the Company, grants the parties thereto certain registration rights and contains provisions requiring the senior executive officers parties thereto to sell their shares of Common Stock in connection with certain sales of Common Stock by the DLJMB Funds and granting the senior executive officers parties thereto the right to include a portion of their shares of Common Stock in certain sales of Common Stock by the DLJMB Funds.

     In connection with the Merger, a portion of the funds required to purchase the shares under the Investment Program were provided through loans made by the Company. Messrs. Curran, Tate, Maddox and Drury and Ms. Josephson received secured, non-recourse loans from the Company in the amount of $1,249,890, $367,606, $237,630, $223,222 and $288,413, respectively. The loans bear interest at the rate of 5.69% per annum and are due in full on May 22, 2006. Upon the termination of a participant's employment with the Company, other than as a result of the participant's death, any outstanding loan will become due and payable.

                                (PROPOSAL NO. 2)

                        PROPOSAL TO ADOPT THE THERMADYNE
                        HOLDINGS CORPORATION BONUS PLAN

BACKGROUND AND PURPOSE

     The Board of Directors adopted the Bonus Plan (a copy of which is attached hereto as Exhibit A) and directed that the Bonus Plan be submitted to the stockholders of the Company for their approval. The effective date of the Bonus Plan is January 1, 1999, subject to stockholder approval. The Bonus Plan provides an annual bonus opportunity to employees of the Company and its subsidiaries dependent upon the Company's attainment of its financial objectives.

ELIGIBILITY TO PARTICIPATE IN PLAN

     Participants in the Bonus Plan are employees of the Company or its subsidiaries who have been designated in writing in the sole discretion of the Chairman of the Board of Directors.

PERFORMANCE-BASED BONUS

     For each fiscal year or other performance period designated by the Compensation Committee, the Compensation Committee will establish in writing, subject to ratification by the Board of Directors, the following: (i) an "Award Opportunity" for each participant, which is a percentage of such participant's base salary accrued during such performance period, (ii) performance goals at which bonuses are payable, and (iii) the percentage of the Award Opportunity for each participant payable at each performance goal. Such Compensation Committee's determination and Board of Directors' ratification must be made no later than ninety days after the commencement of the applicable performance period and in no event after twenty-five percent of such performance period has elapsed, and thereafter the Compensation Committee may not increase the amount of performance-based bonus payable that would otherwise be due upon the attainment of such performance goals for such period.

     The performance goals established by the Compensation Committee will be comprised of one or more of the following measures applicable to the Company or any of its business units: earnings before interest, taxes, depreciation and amortization; cash flow; net sales; pre-tax income before allocation of corporate overhead and bonus; earnings per share; earnings before interest and taxes; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in cost.

     Following the end of each performance period, the Compensation Committee will determine whether any performance goal has been attained. The amount of bonus payable for any performance period will be the percentage of a participant's Award Opportunity determined by reference to the performance goals attained by the Company. No bonus will be paid to any participant who is a "covered employee" of the Company (as defined in Section 162(m) of the Code) for a performance period unless and until the Compensation Committee certifies in writing that a performance goal has been attained. The maximum bonus amount that may be paid to any single participant under the Bonus Plan for a performance period may not exceed $2 million, as adjusted by the change in the consumer price index since the effective date of the Bonus Plan.

NONPERFORMANCE-BASED BONUS

     The Chairman of the Board of Directors may establish bonus opportunities for participants upon such terms and conditions as the Chairman may determine in his discretion, subject to any limitations established by the Board of Directors. Such bonus is not intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

PAYMENT

     Any bonus under the Bonus Plan for a performance period will be distributed after the end of the Company's fiscal year or other performance period. Except as otherwise provided in the Bonus Plan, only participants who are employees actively at work and on the payroll of the Company or its subsidiaries on the date of distribution, or who have terminated employment with the Company or its subsidiaries as a result of retirement, death or disability before such date, are entitled to payment of any bonus under the Bonus Plan. In the event of a participant's retirement, death, disability or illness requiring an absence from work at the Company or its subsidiaries of more than two months during a performance period, a prorated bonus for the period of service actually worked by the participant during such period is payable. Participants who have terminated employment with the Company or its subsidiaries for any reason other than as a result of retirement, death or disability before the date of distribution are not entitled to payment of any bonus under the Bonus Plan for the performance period, except as otherwise provided in a written individual agreement between the Company or its subsidiaries and such participant or otherwise determined by the Compensation Committee in its discretion.

ADMINISTRATION

     The Bonus Plan will be administered and interpreted by the Compensation Committee, which is comprised solely of two or more outside directors (as defined in Section 162(m) of the Code). The Compensation Committee may delegate its administrative duties; provided, however, that with respect to any participant who is a "covered employee" of the Company (as defined in Section 162(m) of the Code), the Compensation Committee has sole and exclusive authority to administer the Bonus Plan unless any delegation of duties by the Compensation Committee would not contravene Section 162(m) of the Code.

AMENDMENT OR TERMINATION

     The Company may amend or terminate the Bonus Plan at any time or from time to time; provided, however, that no amendment shall cause any performance-based bonus payable under the Bonus Plan not to qualify under Section 162(m) of the Code and no amendment or termination of the Bonus Plan shall adversely impact any bonus awarded to a participant with respect to a prior performance period.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The statements in the following paragraph are based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which authorities and interpretations are subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion below represents only a general summary.

     With certain exceptions, Section 162(m) of the Code denies a deduction to publicly-held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. One such exception applies to certain performance-based compensation, provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. In general, the Company intends for awards granted under the Bonus Plan to qualify for the performance-based compensation exception to Section 162(m) of the Code.

STOCKHOLDER APPROVAL

     No awards shall be granted under the Bonus Plan until after such plan has been approved by the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote thereon at a meeting of the stockholders of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE THERMADYNE HOLDINGS CORPORATION BONUS PLAN.

                                (PROPOSAL NO. 3)

                             PROPOSAL TO ADOPT THE
                        THERMADYNE HOLDINGS CORPORATION
                           MANAGEMENT INCENTIVE PLAN

BACKGROUND AND PURPOSE

     In connection with the Merger, the Board of Directors adopted the Management Incentive Plan (a copy of which is attached hereto as Exhibit B) and directed that the Management Incentive Plan be submitted to the stockholders of the Company for their approval. The Management Incentive Plan is intended to promote the interests of the Company and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its subsidiaries; (ii) motivating such employees by means of performance-related incentives to achieve longer-range performance goals; and
(iii) enabling such employees to participate in the long-term growth and financial success of the Company.

ELIGIBILITY TO PARTICIPATE IN THE PLAN

     Any employee of the Company or the Company's subsidiaries, including any officer or employee-director of the Company or any subsidiary, is eligible to be designated by the Compensation Committee of the Board of Directors as a participant in the Management Incentive Plan.

ADMINISTRATION

     The Management Incentive Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the terms of the plan, applicable law and contractual restrictions affecting the Company, and in addition to other express powers and authorizations conferred on the Compensation Committee by the Management Incentive Plan, the Compensation Committee shall have full power and authority to: (i) designate participants in the Management Incentive Plan; (ii) determine the type or types of options to be granted to a participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, options; (iv) determine the terms and conditions of any option and option agreement; (v) determine whether, to what extent, and under what circumstances options may be settled or exercised in cash, shares of Common Stock or other securities, other options or other property, or canceled, forfeited or suspended and the method or methods by which options may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other options, other property and other amounts payable with respect to an option shall be deferred either automatically or at the election of the holder thereof or of the Compensation Committee; (vii) interpret and administer the Management Incentive Plan and any instrument or agreement relating to, or option made under, the Management Incentive Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Management Incentive Plan; and (ix) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Management Incentive Plan.

     Unless otherwise expressly provided in the Management Incentive Plan, all designations, determinations, interpretations and other decisions under or with respect to the Management Incentive Plan or any option shall be within the sole discretion of the Compensation Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including the Company, any subsidiary of the Company, any participant, any holder or beneficiary of any option, any stockholder and any employee.

     The Board may amend, alter, suspend, discontinue or terminate the Management Incentive Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board of Directors deems it necessary or desirable to qualify or comply.

GRANT OF OPTIONS

     Subject to adjustment for certain changes in the capital structure of the Company, the aggregate number of shares of Common Stock with respect to which options may be granted under the Management Incentive Plan shall be 500,000. If and to the extent that any shares of Common Stock covered by an option granted under the Management Incentive Plan or to which such option relates are forfeited, or if such an option is settled for cash or otherwise terminates or is canceled without the delivery of the shares of Common Stock, then the shares of Common Stock covered by such option, or to which such option relates, or the number of shares of Common Stock otherwise counted against the aggregate number of shares of Common Stock with respect to which options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall, in the calendar year in which such settlement, forfeiture, termination or cancellation occurs, again become shares of Common Stock with respect to which options may be granted unless any dividends have been paid thereon prior to such settlement, forfeiture, termination or cancellation. In addition, shares of Common Stock tendered in satisfaction or partial satisfaction of the exercise price of any option or any tax withholding obligations will again become shares of Common Stock with respect to which options may be granted. Notwithstanding the foregoing and subject to adjustment for certain changes in the capital structure of the Company, no employee of the Company may receive options under the Management Incentive Plan in any calendar year that relate to more than 250,000 shares of Common Stock.

EXERCISE PRICE AND OTHER TERMS

     Subject to the provisions of the Management Incentive Plan and contractual restrictions affecting the Company, the Compensation Committee shall have sole and complete authority to determine the employees to whom options shall be granted, the number of shares of Common Stock to be covered by each option, the exercise price therefor and the conditions and limitations applicable to the exercise of the option. Furthermore, the Compensation Committee, in its sole discretion, shall establish the exercise price at the time each option is granted; provided, that in no event shall the exercise price per share of Common Stock be less than the fair market value of a share of Common Stock on the date of grant. Each option granted pursuant to the Management Incentive Plan shall be exercisable at such times and subject to such terms and conditions as the Compensation Committee may, in its sole discretion, specify in the applicable option agreement or thereafter. The Compensation Committee may impose such conditions with respect to the exercise of options as it may deem necessary or advisable.

     No shares of Common Stock shall be delivered pursuant to any exercise of an option until payment in full of the exercise price, or adequate provision therefor, is received by the Company. Such payment may be made (i) in cash; (ii) in shares of Common Stock owned by the participant for at least six months;
(iii) by a combination of cash and shares of Common Stock; or (iv) in such other manner as permitted by the Compensation Committee at the time of grant or thereafter.

     Each option agreement shall contain such terms as the Compensation Committee may, in its sole discretion, determine concerning vesting, forfeiture, the Company's rights of repurchase of shares of Common Stock acquired upon exercise of an option, and/or the effects of termination or suspension of a participant's employment upon the exercisability of any option granted thereunder. Furthermore, the Compensation Committee, in its sole discretion, may provide in an option agreement for the accelerated vesting of an option in the event of a change in control.

NON-TRANSFERABILITY

     Except to the extent otherwise provided in an option agreement, no option shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant in the Management Incentive Plan, except by will or the laws of descent and distribution.

TERMINATION OF PLAN

     The Board of Directors' and the Compensation Committee's authority to grant options under the Management Incentive Plan shall terminate on the tenth anniversary of the effective date of the Management Incentive Plan. Unless otherwise expressly provided in the Management Incentive Plan or in an applicable option agreement, any option granted thereunder may, and the authority of the Board of Directors or the Compensation Committee to amend, alter, adjust, suspend, discontinue, or terminate any such option, or to waive any conditions or rights under any such option, shall continue after the authority for grant of new options thereunder has been exhausted.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     See "Certain Federal Income Tax Consequences Related to Option Grants" below for a discussion of certain tax matters regarding the Management Incentive Plan.

STOCKHOLDER APPROVAL

     The following table provides additional information related to certain options that were granted under the Management Incentive Plan, subject to stockholder approval of the Management Incentive Plan by the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote thereon at a meeting of the stockholders of the Company. If the Management Incentive Plan is approved by the stockholders of the Company, the executive officers of the Company will be eligible to receive additional option grants in the future under the Management Incentive Plan, subject to certain restrictions set forth in the Management Incentive Plan.

                               NEW PLAN BENEFITS

                                                              NUMBER OF OPTION
NAME AND POSITION                                                SHARES(1)
-----------------                                             ----------------
Randall E. Curran...........................................       99,397
  Chairman of the Board, President and Chief Executive
  Officer
James H. Tate...............................................       51,686
  Senior Vice President and Chief Financial Officer
Stephanie N. Josephson......................................       10,603
  Vice President, General Counsel and Corporate Secretary
Thomas C. Drury.............................................       10,603
  Vice President -- Human Resources
Robert D. Maddox............................................       10,603
  Vice President -- Controller
Executive Group.............................................      182,892
Non-Executive Director Group................................           --
Non-Executive Officer Employee Group........................      119,274

---------------

(1) All such options were granted at fair market value on the date of grant.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE THERMADYNE HOLDINGS CORPORATION MANAGEMENT INCENTIVE PLAN.

                                (PROPOSAL NO. 4)

                        PROPOSAL TO ADOPT THE THERMADYNE
                     HOLDINGS CORPORATION 1998 NON-EMPLOYEE
                          DIRECTORS STOCK OPTION PLAN

BACKGROUND AND PURPOSE

     At a meeting of the Board of Directors held on August 4, 1998, the Board of Directors adopted the 1998 Non-Employee Directors Stock Option Plan (a copy of which is attached hereto as Exhibit C) and directed that the 1998 Non-Employee Directors Stock Option Plan be submitted to the stockholders for their approval. The 1998 Non-Employee Directors Stock Option Plan is intended to encourage qualified persons to become and remain directors of the Company and to provide directors of the Company with a direct stake in its success.

ELIGIBILITY TO PARTICIPATE IN THE PLAN

     All directors of the Company who are not (i) employees of the Company or any of its subsidiaries or (ii) any beneficial owner of 10% or more of the Common Stock or an affiliate thereof are eligible to receive options under the 1998 Non-Employee Directors Stock Option Plan (each an "eligible director").

ADMINISTRATION

     The 1998 Non-Employee Directors Stock Option Plan will be administered by the Board of Directors. The Board of Directors shall have the power to construe and interpret the 1998 Non-Employee Directors Stock Option Plan, to interpret all questions (including factual questions) arising thereunder, and to adopt and amend such rules for the administration of the 1998 Non-Employee Directors Stock Option Plan as it may deem desirable. The determination of the Board of Directors on all matters relating to the 1998 Non-Employee Directors Stock Option Plan or any option granted thereunder shall be final.

GRANT OF OPTIONS

     Subject to adjustment for certain changes in the capital structure of the Company, the aggregate number of shares of Common Stock that have been reserved for issuance pursuant to the 1998 Non-Employee Directors Stock Option Plan is 20,000. The shares of Common Stock delivered by the Company upon exercise of options granted pursuant to the 1998 Non-Employee Directors Stock Option Plan may be treasury shares, newly issued shares or both. If and to the extent an option expires or terminates for any reason without having been exercised in full, the shares of Common Stock reserved for issuance in connection with such options shall become available for issuance in connection with new options granted under the 1998 Non-Employee Directors Stock Option Plan.

     Pursuant to the terms of the 1998 Non-Employee Directors Stock Option Plan, on August 14, 1998, the two current eligible directors (Messrs. Fort and Poling) were each granted an option to acquire 3,000 shares of Common Stock, subject to stockholder approval of the 1998 Non-Employee Directors Stock Option Plan. Thereafter, each new eligible director shall be granted an option to acquire 3,000 shares of Common Stock upon his or her election to the Board of Directors. On November 1 of each year (beginning in 1999), each eligible director who is serving on the Board of Directors at that time shall be granted an option to acquire 500 shares of Common Stock.

EXERCISE PRICE AND OTHER TERMS

     The exercise price per share established for the initial options granted on August 4, 1998 was $34.50. Subject to adjustment for certain changes in the capital structure of the Company, the exercise price per share for each option hereafter granted shall be 100% of the fair market value of a share of Common Stock on the option grant date. Each option granted pursuant to the 1998 Non-Employee Directors Stock Option Plan shall be fully exercisable at any time on or after the date of grant. Each option shall be exercisable no later than ten years from the date of grant, unless terminated earlier pursuant to the terms of the 1998 Non-Employee Directors Stock Option Plan.

     An option shall be exercisable by delivery during the option term to the Company of (i) written notice of the exercise specifying the number of shares to be purchased and (ii) full payment in cash for the shares of Common Stock being acquired thereunder.

NON-TRANSFERABILITY

     Options granted pursuant to the 1998 Non-Employee Directors Stock Option Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the grantee's lifetime, only by the grantee or his or her guardian or legal representative; provided, however, a grantee may in a manner permitted by the Board of Directors (a) designate in writing a beneficiary to exercise an option after his or her death and (b) transfer an option to a revocable inter vivos trust of which the grantee is both the settlor and trustee.

TERMINATION OF PLAN

     The 1998 Non-Employee Directors Stock Option Plan and all rights of eligible directors thereunder will terminate on the tenth anniversary of the effective date of the 1998 Non-Employee Directors Stock Option Plan, or at any time prior thereto at the discretion of the Board of Directors; provided, however, that no such termination will affect any option then outstanding under the 1998 Non-Employee Directors Stock Option Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     See "Certain Federal Income Tax Consequences Related to Option Grants" below for a discussion of certain tax matters regarding the 1998 Non-Employee Directors Stock Option Plan.

STOCKHOLDER APPROVAL

     No option granted under the 1998 Non-Employee Directors Stock Option Plan shall become exercisable until after such plan has been approved by the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote thereon at a meeting of the stockholders of the Company. If such approval is not obtained before the first anniversary of the Effective Date, all outstanding options under the 1998 Non-Employee Directors Stock Option Plan shall expire and no further options shall be granted thereunder.

     The following table provides additional information related to certain of the options which were granted subject to stockholder approval of the 1998 Non-Employee Directors Stock Option Plan. If the 1998 Non-Employee Directors Stock Option Plan is approved by the stockholders of the Company, the non-employee directors of the Company will be eligible to receive additional option grants in the future under such plan, subject to certain restrictions set forth therein.

                               NEW PLAN BENEFITS

                                                               NUMBER OF OPTION
                     NAME AND POSITION                            SHARES(1)
                     -----------------                         ----------------
John F. Fort III, Director..................................        3,000
Harold A. Poling, Director..................................        3,000

---------------

(1) All such options were granted at $34.50 per option share.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE THERMADYNE HOLDINGS CORPORATION 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

        CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATED TO OPTION GRANTS

     The discussion below is based on federal income tax law and authorities as of the date of the Proxy Statement, which are subject to change at any time and possibly on a retroactive basis. The law is technical and complex and the discussion represents only a general summary of some of the applicable provisions of federal income tax law.

GRANT OF OPTIONS

     A grantee of an option (a "Holder") will realize no taxable income at the time an option is granted under the Management Incentive Plan or the 1998 Non-Employee Directors Stock Option Plan.

TREATMENT OF THE HOLDERS

     All grants under the Management Incentive Plan and the 1998 Non-Employee Directors Stock Option Plan will be non-qualified stock options. With regard to non-qualified stock options, whether granted under the Management Incentive Plan or the 1998 Non-Employee Directors Stock Option Plan, ordinary income generally will be realized by the Holder at the time of exercise of an option, except with respect to shares which are subject to a substantial risk of forfeiture and which are not transferable on the date of the exercise of the option ("Nonvested Shares"), if any. The amount of income recognized by a Holder on exercise of a non-qualified option (other than with respect to nonvested shares) generally will be equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. In the case of Holders who are employees, tax withholding is required on such income. When a Holder disposes of shares acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss, depending upon the holding period of the shares. The Holder's holding period for shares will begin on the day after the date of exercise.

     With respect to any shares acquired upon the exercise of non-qualified options which are Nonvested Shares, Section 83(b) of the Code permits the Holder to elect, not more than 30 days after the date of exercise of the option to acquire the Nonvested Shares, to include as ordinary income the difference between the fair market value of the Nonvested Shares and the exercise price at the time of exercise. If no Section 83(b) election is made, then the ordinary income inclusion occurs on the date the Nonvested Shares become vested (when they are no longer subject to a substantial risk of forfeiture or are transferable), and the amount of such inclusion will be the excess of the fair market value of the shares at the time they vest over the exercise price. The Holder's holding period in Nonvested Shares will begin on the day after the date of exercise, if a Section 83(b) election is made; otherwise, the holding period will begin the day after the shares vest.

     If a Holder pays the exercise price by tendering other vested shares of Common Stock then owned by such Holder, the difference between the fair market value and adjusted basis of the tendered shares will not produce a taxable gain or loss to the Holder; however, the Holder's tax basis for an equal number of acquired shares will be the same as the Holder's tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the sum of the amount paid in cash, if any, plus any amount which the Holder is required to recognize as income as a result of the exercise of the option.

     Any Holder who is an officer of the Company or a beneficial owner of more than 10% of any class of registered equity securities of the Company should consult with his or her tax advisor as to whether the timing of income recognition is deferred for any period following the exercise of a non-qualified stock option (i.e. the "Deferral Period"). If there is a Deferral Period, absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of exercise of the option, income recognition will be deferred until the expiration of the Deferral Period.

TREATMENT OF THE COMPANY

     The Company generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as a Holder is considered to have realized ordinary income in connection with the exercise of a non-qualified stock option granted under the Management Incentive Plan or the 1998 Non-Employee Directors Stock Option Plan, subject to compliance with the requirements of Section 162 of the Code. With respect to the Named Executive Officers, the deduction for compensation during the taxable year is limited to $1,000,000 for each such person unless the requirements for the "performance-based compensation" exception of Section 162(m)(4)(C) of the Code have been satisfied.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Common Stock, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by the Commission to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its officers and directors were complied with for the year ended December 31, 1997.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the attorneys-in-fact named in the accompanying proxy to vote in accordance with their judgment on such matters.

                              VOTING REQUIREMENTS

     With regard to the Proposal for the Election of Directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by plurality vote. Therefore, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors and, under Delaware law, broker non-votes (as explained below) will have no effect on the outcome of the election of directors. In general, a broker who holds securities in street name has limited authority to vote on matters submitted at a stockholders meeting in the absence of specific instructions from the beneficial owner. In the absence of instructions from the beneficial owner or authorization from the National Association of Securities Dealers, Inc. (the "NASD") to vote on specific matters without the necessity of obtaining instructions from the beneficial owner, a broker will specify a "non-vote" on particular matters. For purposes of Delaware law, a broker non-vote is counted as present for quorum purposes, but is generally excluded entirely from determining whether a particular matter has been approved. Typically, however, brokers are permitted by the NASD to vote for the election of directors without instructions from the beneficial owner.

     With regard to the Proposal to Adopt the Thermadyne Holdings Corporation Bonus Plan, votes may be cast for or against the proposal, or stockholders may abstain from voting on such matter. Approval of the proposal requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions will have the effect of votes against the approval of the proposal and, under Delaware law, broker non-votes will have no effect on the outcome.

     With regard to the Proposal to Adopt the Thermadyne Holdings Corporation Management Incentive Plan, votes may be cast for or against the proposal, or stockholders may abstain from voting on such matter. Approval of the proposal requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions will have the effect of votes against the approval of the proposal and, under Delaware law, broker non-votes will have no effect on the outcome.

     With regard to the Proposal to Adopt the Thermadyne Holdings Corporation 1998 Non-Employee Directors Stock Option Plan, votes may be cast for or against the proposal, or stockholders may abstain from voting on such matter. Approval of the proposal requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions will have the effect of votes against the approval of the proposal and, under Delaware law, broker non-votes will have no effect on the outcome.

     If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the attorneys-in-fact named in the proxy FOR the election of the director nominees recommended by the Board of Directors, FOR the approval of the adoption of the Thermadyne Holdings Corporation Bonus Plan, FOR the approval of the adoption of the Thermadyne Holdings Corporation Management Incentive Plan, FOR the approval of the adoption of the Thermadyne Holdings Corporation 1998 Non-Employee Directors Stock Option Plan, and in accordance with the discretion of the named attorneys-in-fact on other matters, if any, properly brought before the Annual Meeting.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended December 31, 1997, and it is expected they will be reappointed by the Board of Directors to serve in that capacity again for the fiscal year ending December 31, 1998. No member of Ernst & Young LLP or any of its associates has any financial interest in the Company or its affiliates. It is anticipated that a representative of Ernst & Young LLP will be available at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of Ernst & Young LLP, if desired.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals to be included in the Proxy Statement relating to the 1999 Annual Meeting of Stockholders of the Company must be received by no later than December 31, 1998, at the Company's principal executive offices, 101 South Hanley Road, Suite 300, St. Louis, Missouri 63105, Attention: Corporate Secretary. Stockholders of the Company who intend to nominate candidates for election as a director or to bring business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. The Company will furnish copies of such Bylaw provisions upon written request to the Corporate Secretary of the Company at the aforementioned address.

                           AVAILABILITY OF FORM 10-K

     The Company will provide to any stockholder, without charge, upon written request of such stockholder, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as filed with the Commission. Such requests should be addressed to the Company's principal executive offices, 101 South Hanley Road, Suite 300, St. Louis, Missouri, 63105, Attention: Investor Relations.

     The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.

                                            STEPHANIE N. JOSEPHSON
                                            Corporate Secretary

October 6, 1998

                                                                       EXHIBIT A

                        THERMADYNE HOLDINGS CORPORATION

                                   BONUS PLAN

1. PURPOSE

     The Bonus Plan (the "Plan") provides an annual bonus opportunity to employees of Thermadyne Holdings Corporation (the "Company") and its subsidiaries dependent upon the Company's attainment of its financial objectives.

2. ELIGIBILITY

     The Chairman (the "Chairman") of the Board of Directors of the Company (the "Board") in his or her sole discretion may designate in writing employees of the Company or its subsidiaries as participants in the Plan. The adoption of the Plan shall not be deemed to give any employee a right to be awarded any bonus under the Plan.

3. PERFORMANCE-BASED BONUS

     a. The Compensation Committee (the "Committee") of the Board shall establish in writing an "Award Opportunity" for each participant in respect of each fiscal year or other performance period designated by the Committee, which shall be a percentage of such participant's base salary accrued during such performance period. The Committee also shall establish in writing performance goals in respect of each performance period, including the Profit Plan (i.e., the performance goal designated as a reference point for the performance period), at which bonuses are payable and the percentage of the Award Opportunity for each participant payable at each performance goal. The performance goals may be expressed as a percentage of the Profit Plan. The amount of bonus payable for any performance period shall be the percentage of such participant's Award Opportunity determined by reference to the performance goals attained by the Company.

     b. The performance goals established by the Committee shall be comprised of one or more of the following measures applicable to the Company or any of its business units:

        earnings before interest, taxes, depreciation and amortization; cash flow; net sales; pre-tax income before allocation of corporate overhead and bonus; earnings per share; earnings before interest and taxes; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the common stock of the Company or any other publicly-traded securities of the Company; market share; gross profits; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in cost.

     c. The Committee's determination with respect to each performance period of the Award Opportunity for each participant, the performance goals and the percentages of Award Opportunities payable at each performance goal shall be subject to ratification by the members of the Board. The Committee's determination and Board's ratification shall be made no later than ninety days after the commencement of the applicable performance period and in no event after twenty-five percent of such performance period has elapsed.

     d. After the establishment of the Award Opportunity for each participant, the performance goals and the percentages of Award Opportunities payable at each performance goal in respect of any performance period, the Committee shall not increase the amount of bonus payable under this Section 3 that would otherwise be due upon the attainment of such performance goals for such period.

     e. As soon as administratively practicable following the end of each performance period, the Committee shall determine, based on audited financial statements provided by the Company's accountants or any other information in the Committee's sole discretion, whether any performance goal has been attained.

     f. Any bonus payable under this Section 3 is intended to constitute "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). No bonus shall be paid to any participant who is a "covered employee" of the Company (as defined in Section 162(m) of the Code) under this Section 3 in respect of any performance period unless and until the Committee certifies in writing that a performance goal has been attained.

     g. Notwithstanding anything in the Plan to the contrary, the maximum bonus amount that may be paid to any single participant under the Plan in respect of any performance period shall not exceed $2 million, as adjusted by the change in the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index since the effective date of this Plan.

4. NONPERFORMANCE-BASED BONUS

     The Chairman may establish one or more separate bonus opportunities for participants upon such terms and conditions as the Chairman may determine in his or her sole discretion, subject to limitations, if any, established by the Board. Bonus payable pursuant to this Section 4 are not intended to qualify as "performance-based compensation' within the meaning of Section 162(m) of the Code.

5. PAYMENT

     a. Any bonus under the Plan for a performance period shall be distributed in lump sum payment as soon as administratively practicable after the end of the Company's fiscal year (normally no later than March) or, if applicable, the relevant performance period. Except as otherwise provided herein, only participants who are employees actively at work and on the payroll of the Company or its subsidiaries on the date of distribution, or who have terminated employment with the Company or its subsidiaries as a result of retirement, death or disability before such date, are entitled to payment of any bonus under the Plan.

     b. In the event of a participant's retirement, death or disability during a performance period with respect to which the Committee certifies in writing that a performance goal has been attained, the participant (or such participant's estate, beneficiary or legal representative) shall be entitled to a prorated bonus for the period of service actually worked by the participant during such performance period. For purposes of the Plan, disability shall have the same meaning as defined in the applicable provisions of the long-term disability plan maintained for the benefit of employees of the Company or its subsidiaries who are regularly employed on a salaried basis.

     c. In the event of a participant's illness requiring an absence from work at the Company or its subsidiaries of more than two months during a performance period with respect to which the Committee certifies in writing that a performance goal has been attained, the participant shall be entitled to a prorated bonus for the period of service actually worked by the participant during such performance period. A participant's illness of two months or less during any performance period will not affect such participant's bonus.

     d. Participants who have terminated employment with the Company or its subsidiaries for any reason other than as a result of retirement, death or disability before the date of distribution are not entitled to payment of any bonus under the Plan for the performance period, except as otherwise provided in a written employment, severance or other individual agreement between the Company or its subsidiaries and such participant or otherwise determined by the Committee in its discretion.

6. ADMINISTRATION

     The Committee, which is comprised solely of two or more outside directors (as defined in Section 162(m) of the Code) shall administer the Plan and interpret the Plan in its sole discretion. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable; provided, however, that with respect to any participant who is a "covered employee" of the Company (as defined in Section 162(m) of the Code), the Committee shall have sole and exclusive authority to administer the Plan unless any delegation of duties by the Committee would not be in contravention of Section 162(m) of the Code.

7. EFFECT ON EMPLOYMENT

     Nothing contained in the Plan shall affect, or be construed as affecting, the terms of employment of any participant except to the extent specifically provided herein. Nothing contained in the Plan shall impose, or be construed as imposing, an obligation on the Company or its subsidiaries to continue the employment of any participant, and any participant to remain in the employ of the Company or its subsidiaries. Bonuses under the Plan are a matter of separate inducement.

8. FUNDING OF PLAN

     The Plan shall be unfunded. The Company shall not be required to segregate any assets to ensure payment of any bonus under the Plan.

9. AMENDMENT OR TERMINATION

     The Company may amend or terminate the Plan at any time or from time to time; provided, however, that no amendment shall cause any performance-based bonus payable under the Plan not to qualify under Section 162(m) of the Code and no amendment or termination of the Plan shall adversely impact any bonus awarded to a participant with respect to a prior performance period.

                                                  /s/ RANDALL E. CURRAN

                                            ------------------------------------
                                            Randall E. Curran
                                            Chairman, President and CEO
                                            Thermadyne Holdings Corporation

                                                                       EXHIBIT B

                                              THERMADYNE HOLDINGS CORPORATION

                                                 MANAGEMENT INCENTIVE PLAN

     SECTION 1. Purpose. The purposes of the Thermadyne Holdings Corporation Management Incentive Plan are to promote the interests of Thermadyne Holdings Corporation (the "COMPANY") and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its Subsidiaries, as defined below; (ii) motivating such employees by means of performance-related incentives to achieve longer-range performance goals; and
(iii) enabling such employees to participate in the long-term growth and financial success of the Company.

     SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

     "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, the terms "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), when used with respect to any Person, means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "AWARD" means any Option.

     "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means (i) dishonesty by a Participant that results in substantial personal enrichment at the expense of the Company or (ii) demonstratively willful repeated violations of a Participant's obligations to the Company (including under any employment agreement between the Participant and the Company) which are intended to result in material injury to the Company.

     "CHANGE OF CONTROL" means:

          (a) any "person" (as such term is used in Section 3(a)(9) and 13(d)(3) of the Exchange Act) other than (A) the DLJ Entities and/or their respective Permitted Transferees (as defined in the Investors' Agreement) or (B) any "group" (within the meaning of such Section 13(d)(3)) of which the DLJ Entities constitute a majority (on the basis of ownership interest), acquires, directly or indirectly, by virtue of the consummation of any purchase, merger or other combination, securities of the Company representing more than 51% of the combined voting power of the Company's then outstanding voting securities with respect to matters submitted to a vote of the stockholders generally; or

          (b) a sale or transfer by the Company or any of its Subsidiaries of substantially all of the consolidated assets of the Company and its Subsidiaries to an entity which is not an Affiliate of the Company prior to such sale or transfer.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3 and Section 162(m) each of whom, to the extent necessary to comply with Rule 16b-3 and Section 162(m) only, is a "Non-Employee Director" and an "Outside Director" within the meaning of Rule 16b-3 and Section 162(m), respectively. Until otherwise determined by the Board, the full Board shall be the Committee under the Plan.

     "DISABILITY" shall mean a Participant's inability to perform the duties of his or her employment due to mental or physical incapacity for a period of six consecutive months.

     "EMPLOYEE" means an employee of the Company or any Subsidiary.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" means with respect to the Shares, as of the consummation of the merger of the Company and Mercury Acquisition Corporation, $34.50 per share, and as of any other given date or dates, the average reported closing price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock for the three trading days immediately preceding such date or dates. If such class of common stock is not traded on an exchange or principal trading market on such date, the fair market value of a Share shall be determined by the Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares and such other factors as the Committee shall in its discretion deem relevant or appropriate.

     "INVESTORS' AGREEMENT" means the Investors' Agreement dated as of May 22, 1998 among (i) the Company, (ii) DLJ Merchant Banking Partners II, L.P., DLJ Offshore Partners II, C.V., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., UK Investment Plan 1997 Partners, DLJ EAB Partners, DLJ First ESC, L.P. and DLJ ESC II, L.P. (collectively, the "DLJ ENTITIES") and (iii) certain other Persons listed on the signature pages thereof.

     "LIQUIDATION EVENT" means the sale by the DLJ Entities of 75% or more of their investment in the Company or a sale of substantially all of the assets of the Company.

     "OPTION" means a right to purchase Shares from the Company granted under
Section 6 of the Plan.

     "PARTICIPANT" means any Employee selected by the Committee to receive an Award under the Plan (and to the extent applicable, any heirs or legal representatives thereof).

     "PERMITTED TRANSFEREE" shall have the meaning assigned to it in the Investors' Agreement.

     "PERSON" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "PLAN" means this Thermadyne Holdings Corporation Management Incentive
Plan.

     "RULE 16B-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" means the Securities and Exchange Commission or any successor thereto.

     "SECTION 162(M)" means Section 162(m) of the Code, or any successor section thereto as in effect from time to time.

     "SHARES" means shares of common stock, $0.01 par value, of the Company or such other securities as may be designated by the Committee from time to time.

     "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "SUBSTITUTE AWARDS" means Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

     SECTION 3. Administration.

     (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan, applicable law and contractual restrictions affecting the Company, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a

Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award and Award Agreement; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

     SECTION 4. Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b) and 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall be 500,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall, in the calendar year in which such settlement, forfeiture, termination or cancellation occurs, again become Shares with respect to which Awards may be granted unless any dividends have been paid thereon prior to such settlement, forfeiture, termination or cancellation. In addition, Shares tendered in satisfaction or partial satisfaction of the exercise price of any Award or any tax withholding obligations will again become Shares with respect to which Awards may be granted. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Employee of the Company may receive Options in any calendar year that relate to more than 250,000 Shares.

     (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number of Shares of the Company (or number and kind of other securities or property) with respect to which Awards may thereafter be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, the issuance of warrants by the Company in connection with the merger of the Company and Mercury Acquisition Corporation shall not give rise to any such adjustment.

     (c) Substitute Awards. Any Shares underlying Substitute Awards shall not be counted against the Shares available for Awards under the Plan.

     (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or any Subsidiary, shall be eligible to be designated a Participant.

     SECTION 6. Stock Options.

     (a) Grant. Subject to the provisions of the Plan and contractual restrictions affecting the Company, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option.

     (b) Exercise Price. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted; provided, that in no event shall the exercise price per Share be less than the Fair Market Value of a Share on the date of grant.

     (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

     (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price, or adequate provision therefor, is received by the Company. Such payment may be made: (i) in cash;
(ii) in Shares owned by the Participant for at least six months (the value of such Shares shall be their Fair Market Value on the date of exercise); (iii) by a combination of cash and Shares; or (iv) in such other manner as permitted by the Committee at the time of grant or thereafter.

     SECTION 7. Vesting; Termination of Employment. Each Award Agreement shall contain such terms as the Committee may in its sole discretion determine concerning vesting, forfeiture, the Company's rights of repurchase of Shares acquired upon exercise of an Option, and/or the effects of termination or suspension of a Participant's employment upon the exercisability of any Option granted thereunder.

     SECTION 8. Change of Control. The Committee, in its sole discretion, may provide in an Award Agreement for the accelerated vesting of an Award in the event of a Change of Control.

     SECTION 9. Amendment and Termination.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

     (b) Amendments to Awards. Subject to the terms of the Plan and applicable law, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     (c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, in the event of a Change of Control or an offer to Participants generally relating to the acquisition of Shares, including through purchase, merger or otherwise, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

     SECTION 10. General Provisions.

     (a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

     (b) Nontransferability. Except to the extent otherwise provided in an Award Agreement, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution.

     (c) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (d) Share Certificates. Certificates issued in respect of Shares shall, unless the Committee otherwise determines, be registered in the name of the Participant or its Permitted Transferees and shall be deposited by such Participant or Permitted Transferee, together with a stock power endorsed in blank, with the Company. When the Participant ceases to be bound by any transfer restrictions set forth herein or in the Investors' Agreement, the Company shall deliver such certificates to the Participant upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, any state securities laws or any other applicable laws and the Investors' Agreement. Subject to the provisions of the Investors' Agreement, all certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange upon which such Shares or other securities are then listed and any applicable laws or rules or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (e) Withholding. A Participant may be required to pay to the Company or any Subsidiary, and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from any such grant, lapse, vesting, or exercise of any Award.

     (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

     (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Subsidiary. Further, the Company or any Subsidiary may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (i) Rights as a Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be issued under the Plan until he or she has become the holder of such Shares.

     (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

     (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant in connection therewith shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

     (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

     (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (o) Transfer Restrictions. Shares acquired hereunder may not be sold, assigned, transferred, pledged or otherwise disposed of, except as provided in the Plan, the applicable Award Agreement and the Investors' Agreement.

     (p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     SECTION 11. Term of the Plan.

     (a) Effective Date. The Plan shall be effective as of May 22, 1998, subject to approval by the shareholders of the Company. Awards may be granted hereunder prior to such shareholder approval subject in all cases, however, to such approval.

     (b) Expiration Date. The Board and the Committee's authority to grant Awards under the Plan shall terminate on the tenth anniversary of the Plan's effective date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

                                                                       EXHIBIT C

                        THERMADYNE HOLDINGS CORPORATION
                 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                   ARTICLE I

                                    PURPOSE

     The purpose of the Thermadyne Holdings Corporation 1998 Non-Employee Directors Stock Option Plan (as set forth herein and as amended from time to time, the "Plan") is to encourage qualified persons to become and remain directors of Thermadyne Holdings Corporation, a Delaware corporation (the "Company"), and to provide directors of the Company with a direct stake in its success.

                                   ARTICLE II

                                  DEFINITIONS

     2.1  "Article" means an Article of this Plan.

     2.2  "Board" means the Board of Directors of the Company.

     2.3 "Common Stock" means the common stock, par value $0.01 per share, of the Company.

     2.4  "Director" means a member of the Board.

     2.5  "Effective Date" means August 4, 1998.

     2.6 "Eligible Director" means a Director who is not an employee of (i) the Company or any of its subsidiaries or (ii) any beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act) of ten percent or more of the Common Stock or any affiliate (as defined in Rule 12b-2 under the Exchange
Act) of such beneficial owner, in each case as of the date of any grant of an Option to him.

     2.7  "Exchange Act" means the Securities Exchange Act of 1934.

     2.8  "Fair Market Value" of a security means, as of any applicable date:

          (i) if the security is listed for trading on a national securities exchange or the NASDAQ National Market, the closing price, regular way, of the security as reported on the consolidated transaction reporting system applicable to such security, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

          (ii) if the security is not listed for trading on a national securities exchange or the NASDAQ National Market, but is listed on the NASDAQ SmallCap Market, the average of the closing bid and asked prices, regular way, on the NASDAQ SmallCap Market or, if no such prices shall have been so reported for such date, on the latest preceding date for which such prices were so reported, or

          (iii) if the security is not listed for trading on a national securities exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, the fair market value of the security as determined in good faith by the Board.

     2.9 "Grantee" means the holder of an Option or any person entitled to exercise an Option under Article VI.

     2.10 "Option" means a right to purchase Common Stock granted under this Plan.

     2.11  "Term" shall have the meaning provided in Article 5.3.

                                  ARTICLE III

                                 ADMINISTRATION

     The Plan shall be administered by the Board. The Board shall have the power to construe and interpret the Plan, to determine all questions (including factual questions) arising thereunder, and to adopt and amend such rules for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan shall be final.

                                   ARTICLE IV

                             AMOUNT OF COMMON STOCK

     The aggregate number of shares of Common Stock in respect of which Options may be exercised shall not exceed 20,000, subject to adjustment pursuant to
Article VII. Such shares of Common Stock may be either authorized but unissued shares or previously-issued shares reacquired by the Company. If any Options terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

                                   ARTICLE V

                                GRANT OF OPTIONS

     5.1 Initial Grants of Options. On the Effective Date, each Eligible Director shall automatically be granted an Option for 3,000 shares of Common Stock. Thereafter, subject to Section 8.1, each new Eligible Director shall be granted an Option for 3,000 shares upon election to the Board.

     5.2 Subsequent Grants of Options. Subject to Section 8.1, on November 1, 1999 and each November 1 thereafter, each Eligible Director shall automatically be granted an Option for 500 shares of Common Stock.

     5.3 Terms of Options. Each Option shall have a term ("Term") of ten (10) years beginning on the date of grant, unless earlier terminated as provided herein.

     5.4 Exercise Price. The exercise price per share for each Option granted on the Effective Date shall be $34.50, subject to subsequent adjustment pursuant to Article VII. The exercise price per share for each Option granted subsequent to the Effective Date shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant, subject to adjustment pursuant to Article VII.

     5.5 Option Agreements. Each Option shall be evidenced by an agreement in such form as the Board shall prescribe from time to time and shall be consistent with the Plan.

                                   ARTICLE VI

                              EXERCISE OF OPTIONS

     6.1 Vesting. Subject to Section 8.1, each outstanding Option shall be fully exercisable at any time on or after its date of grant.

     6.2 Exercise. An Option shall be exercised by delivery during the Term to the Company of (i) written notice of the exercise specifying the number of shares to be purchased and (ii) full payment in cash for the shares of Common Stock being acquired thereunder.

     6.3 Exercise After Termination of Directorship. If a person shall cease to be a Director for any reason while holding an unexpired Option that has not been fully exercised, such Option shall thereupon terminate; provided that such person, or in the case of his death or adjudication of incompetency, his executor, administrator, distributees, guardian or legal representative, as the case may be, may exercise the Option (to the extent that it was exercisable pursuant to Section 6.1 on the date the person ceased to be a Director) at any time prior to the earlier to occur of (i) one year after the date such person ceased to be a Director or (ii) the expiration of the Term of such Option.

                                  ARTICLE VII

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     7.1 Adjustments. If the outstanding Common Stock is changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend, rights offering, combination, spinoff, exchange of shares, or the like, an appropriate adjustment shall be made by the Board to (i) the aggregate number of shares then-remaining available under the Plan, (ii) the number of shares of Common Stock in respect of which Options are subsequently to be granted, and (iii) to the extent that the following adjustments are necessary to preserve the economic value of unexercised Options, the number or type of shares of capital stock subject to, and the exercise price of, outstanding Options.

     7.2 No Fractional Shares. If a fraction of a share would otherwise result from any adjustment pursuant to Section 7.1, the adjusted share amount shall be reduced to the next lower whole number.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     8.1 Stockholder Approval. No Option shall become exercisable until after the Plan has been approved by the holders of a majority of the shares of Common Stock present and entitled to vote thereon at a meeting of the stockholders of the Company. If such approval is not obtained on or before the first anniversary of the Effective Date, all outstanding Options shall expire and no additional Options shall be granted.

     8.2 Options Non-Transferable. An option shall not be transferable by its Grantee except by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or his or her guardian or legal representative; provided, however, that a Grantee may in a manner and to the extent permitted by the Board (a) designate in writing a beneficiary to exercise an Option after his or her death and (b) transfer an option to a revocable, inter vivos trust as to which the Grantee is the settlor and trustee.

     8.3 Expenses. The expenses of the Plan shall be borne by the Company. Any taxes imposed on a Grantee upon exercise of an Option shall be paid by such Grantee.

     8.4 No Right to Re-Election. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained or re-elected as a Director.

     8.5 Securities Registration. The Company shall not be obligated to deliver any shares of Common Stock hereunder until such shares have been listed on each securities exchange or national market system on which the Common Stock may then be listed, or until there has been compliance with all applicable state or federal securities laws; provided however, that the Company shall use all reasonable efforts to cause any such listing and compliance.

     8.6 Taxes. The Company shall not be required to issue shares of Common Stock upon the exercise of an Option unless the Grantee shall first pay to the Company such amount, if any, as may be requested by the Company to satisfy any liability to withhold federal, state, local or foreign income or other taxes relating to such exercise.

     8.7 Rights as Stockholder. A Grantee shall not by reason of any Option have any right as a stockholder of the Company with respect to the shares of Common Stock which may be deliverable upon exercise of such Option until such shares have been delivered to him.

     8.8 Severability. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

     8.9 Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

                                   ARTICLE IX

                                   AMENDMENT

     The Plan may be amended from time to time by the Board as it shall deem advisable, including amendments necessary to qualify for any exemption or to comply with applicable law or regulations. No amendment of the Plan shall adversely affect the rights of any Grantee under an Option without the consent of such Grantee.

                                   ARTICLE X

                                  TERMINATION

     The Plan shall terminate on the tenth anniversary of the Effective Date of the Plan, unless sooner terminated by the Board. Any termination of the Plan shall not affect any Option then outstanding.

                                  DETACH HERE
--------------------------------------------------------------------------------

                                     PROXY

                        THERMADYNE HOLDINGS CORPORATION

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        THERMADYNE HOLDINGS CORPORATION
     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 4, 1998


The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby appoints Randall E. Curran, James H. Tate or Stephanie N. Josephson, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of Thermadyne Holdings Corporation (the "Company") to be held on November 4, 1998 (the "Annual Meeting"), or at any adjournment thereof, all shares of voting stock of the Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse of this card and in their discretion upon such other business as may properly come before the Annual Meeting or at any adjournment thereof.

The Board of Directors recommends that you vote FOR the director nominees recommended by the Board of Directors, FOR the proposal to adopt the Thermadyne Holdings Corporation Bonus Plan, FOR the proposal to adopt the Thermadyne Holdings Corporation Management Incentive Plan and FOR the proposal to adopt the Thermadyne Holdings Corporation 1998 Non-Employee Directors Stock Option Plan. IF NO SPECIFIC DIRECTIONS ARE GIVEN, ALL THE VOTES ATTRIBUTABLE TO YOUR VOTING SHARES WILL BE VOTED FOR THE DIRECTOR NOMINEES, FOR THE PROPOSAL TO ADOPT THE THERMADYNE HOLDINGS CORPORATION BONUS PLAN, FOR THE PROPOSAL TO ADOPT THE THERMADYNE HOLDINGS CORPORATION MANAGEMENT INCENTIVE PLAN AND FOR THE PROPOSAL TO ADOPT THE THERMADYNE HOLDINGS CORPORATION 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

----------------                                                   ----------------
  SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
      SIDE                                                               SIDE
----------------                                                   ----------------

                                  DETACH HERE
--------------------------------------------------------------------------------

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE

1. Election of Directors.                                                                                     FOR  AGAINST ABSTAIN
   Nominees: Randall E. Curran, James H. Tate,                               2.  Proposal to adopt the        [ ]    [ ]     [ ]
   Peter T. Grauer, William F. Dawson, Jr.,                                      Thermadyne Holdings Corp-
   John F. Fort III, Harold A. Poling, Lawrence M.v.D.                           oration Bonus Plan.
   Schloss
                                                                             3.  Proposal to adopt the        [ ]    [ ]     [ ]
       FOR ALL NOMINEES                  WITHHOLD             MARK HERE          Thermadyne Holdings Corp-
    (except as indicated  [ ]      [ ]   AUTHORITY          IF YOU PLAN [ ]      oration Management Incentive
       in space below)                FOR ALL NOMINEES       TO ATTEND           Plan.
                                                            THE MEETING
                                                                             4.  Proposal to adopt the        [ ]    [ ]     [ ]
    [ ] _________________________________________             MARK HERE          Thermadyne Holdings Corp-
        (To withhold authority to vote for any              FOR ADDRESS [ ]      oration 1998 Non-Employee
         individual nominee, print the nominee's             CHANGE AND          Directors Stock Option Plan.
         name above)                                         NOTE BELOW
                                                                             5.  In their discretion, the proxies are authorized to
                                                                                 vote with respect to any other business which may
                                                                                 properly come before the annual meeting or at any
                                                                                 adjournment thereof.

                                                                             PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING
                                                                             THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND
                                                                             THE MEETING.

                                                                             Please sign exactly as name appears hereon. Joint
                                                                             owners should each sign. When signing as attorney,
                                                                             executor, administrator, trustee or guardian, please
                                                                             give full title as such.


Signature _______________________________ Date: __________  Signature _______________________________ Date: __________